ALTEGRIS EQUITY LONG SHORT FUND

Class A	Ticker:	ELSAX
Class C	Ticker:	ELSCX
Class I	Ticker:	ELSIX
Class N	Ticker:	ELSNX

a Series of Northern Lights Fund Trust

Supplement dated September 3, 2013 to the Prospectus and Statement of Additional Information dated July 16, 2013

At an in-person Board meeting held on August 13, 2013, the Trust’s Board of Trustees approved the reduction in the Fund’s investment management fee payable to the adviser, Altegris Advisors, L.L.C., from 2.75% to 2.25% effective September 1, 2013.

1.

The “Fees and Expenses of the Fund” section of the Prospectus is deleted in its entirety and replaced as follows:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Purchase Shares” on page 39 of the Fund's Prospectus.

Shareholder Fees (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.25%	2.25%	2.25%	2.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	2.13%	2.13%	2.13%	2.13%
Interest and Dividends on Securities Sold Short	1.28%	1.28%	1.28%	1.28%
Remaining Other Expenses	0.85%	0.85%	0.85%	0.85%
Total Annual Fund Operating Expenses	4.63%	5.38%	4.38%	4.63%
Fee Waiver(1)	(0.61)%	(0.61)%	(0.61)%	(0.61)%
Total Annual Fund Operating Expenses After Fee Waiver	4.02%	4.77%	3.77%	4.02%

(1) The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until August 31, 2014, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expense, borrowing  costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) will not exceed 2.74%, 3.49%, 2.49%, and 2.74% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$956	$1,840	$2,731	$4,988
C	$578	$1,552	$2,618	$5,248
I	$379	$1,272	$2,175	$4,483
N	$404	$1,343	$2,288	$4,683

2.

Any references to the Fund’s investment management fee in the Fund’s Prospectus and Statement of Additional Information are hereby revised and replaced with the reduced management fee of 2.25%.

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This Supplement dated September 3, 2013, and the Prospectus and Statement of Additional Information, both dated July 16, 2013, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling the Fund at 1(888)524-9441.

Please retain this Supplement for future reference.